Estimated Annual Amortization Expense for Intangible Assets (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013
Expected Amortization Expense [Line Items]
2014	$ 3,552
2015	3,229
2016	3,218
2017	3,208
2018	3,204
Finite Lived Intangible Assets, Amortization Expense, Net, Total	$ 16,411